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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     January 15, 1999
                                                  -----------------------------

                          NICHOLS RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



        Delaware                         0-15295                 63-0713665
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(State or other jurisdiction     (Commission File Number)          IRS Employer
  of incorporation)                                           Identification No.



          4090 South Memorial Parkway, Huntsville, Alabama 35802-1326
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         (Address, including zip code, of principal executive offices)


                                 (256) 883-1140
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             (Registrant's  telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      On January 22, 1999, Nichols TXEN Corporation, a wholly-owned subsidiary of the Registrant, filed a Form S-1 Registration Statement with the Securities and Exchange Commission relating to an initial public offering of its common stock. If that stock offering is consummated and all of the shares offered are sold, the ownership of the Registrant in Nichols TXEN Corporation will decrease from 100% to 75%, and the remaining 25% of Nichols TXEN Corporation common stock will be owned by investors who purchased the stock as part of that public stock offering. Nichols TXEN Corporation is a leading provider of outsourcing solutions for information technology and administrative services in the managed care and physician practice management segments of the health care industry.

      On January 15, 1999, the Registrant increased its ownership of Nichols ENTEC Systems, L.L.C. ("ENTEC"), a joint venture owned by the Registrant and DSM Copolymer, Inc. Prior to that acquisition, the Registrant owned 60% of ENTEC and DSM Copolymer, Inc., owned 40%. The Registrant purchased from DSM Copolymer, Inc., an additional 35% interest in ENTEC. As a result, the Registrant now owns 95% of ENTEC and DSM Copolymer, Inc., owns 5%. As a SAP<trademark> National Implementation Partner, ENTEC provides SAP R/3<trademark> implementation services to a wide spectrum of Fortune 500 and mid-sized companies. As a SAP<trademark> Certified Business Solutions and Accelerated SAP (ASAP) Partner, ENTEC resells SAP R/3<trademark> software to mid-sized companies in selected states.

      On February 4, 1999, the Registrant signed a Letter of Intent with the shareholders of Murray and West, Inc., and Trans-Link USA, Inc., to acquire all of their outstanding capital stock. The transaction is subject to the execution and closing of definitive agreements. Murray and West, Inc., and Trans-Link USA, Inc. provide implementation and integration consulting services and continued support of SAP{TM}R/3.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (b)   Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NICHOLS RESEARCH CORPORATION
                                          (Registrant)


                                    By:          Patsy L. Hattox
                                       ----------------------------------------
                                       Patsy L. Hattox
                                       Chief Administrative Officer, Corporate
                                         Vice President and Secretary

Date:  February 5, 1999




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                               INDEX TO EXHIBITS
                        ------------------------------


Exhibit     Description
   No.
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99.1        Text  of  Press  Release  dated January 22, 1999, issued by Nichols
            Research Corporation relating to the initial public offering of stock by Nichols TXEN Corporation

99.2 Text of Press Release dated January 15, 1999, issued by Nichols Research Corporation relating to its acquisition of additional interest in Nichols ENTEC Systems, L.L.C.

99.3 Text of Press Release dated February 4, 1999, issued by Nichols Research Corporation relating to the signing of a letter of intent to acquire all of the stock of Murray and West, Inc., and Trans-Link USA, Inc.



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